                                                                   EXHIBIT 10.9

                             THIRD AMENDMENT TO
                         LOAN AND SECURITY AGREEMENT


         THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made this 8th day of July, 1996, by and among FIRST UNION COMMERCIAL CORPORATION ("Lender"), a North Carolina corporation; and ARGENBRIGHT SECURITY, INC. ("Argenbright Security"), ARGENBRIGHT, INC. ("Argenbright Transportation") (Argenbright Security and Argenbright Transportation, collectively, "U.S. Borrowers"), ADI U.K. LIMITED ("ADI U.K."), AVIATION DEFENCE INTERNATIONAL GERMANY LIMITED ("ADI Germany") (ADI U.K. and ADI Germany, collectively, "European Borrowers") (U.S. Borrowers and European Borrowers, collectively, "Obligated Borrowers"), ARGENBRIGHT HOLDINGS LIMITED ("U.S. Holdings Guarantor"), ADI GROUP LIMITED ("European Guarantor") (U.S. Holdings Guarantor and European Guarantor, collectively, "Corporate Guarantors"), each a corporation with its chief executive office and principal place of business at the address specified in the Loan and Security Agreement referred to below, and INTERSEC, INC. ("Intersec"), a District of Columbia corporation.

         WHEREAS, Obligated Borrowers, Corporate Guarantors and Lender have entered into that certain Loan and Security Agreement, dated as of December 22, 1995 (as amended, the "Loan Agreement"), pursuant to which Lender has extended to Obligated Borrowers certain credit facilities in the maximum aggregate amount of up to twenty-six million five hundred thousand dollars ($26,500,000); and

         WHEREAS, as security for the obligations owing to Lender under the Loan Agreement, U.S. Borrowers and U.S. Holdings Guarantor have granted a first-priority security interest to Lender in the U.S. Collateral (as defined in the Loan Agreement); and

         WHEREAS, the obligations of U.S. Borrowers and U.S. Holdings Guarantor to Lender are guaranteed by Frank A. Argenbright, Jr. ("Individual Guarantor") pursuant to a Guaranty, dated as of December 22, 1995 (the "Individual Guaranty") by Individual Guarantor in favor of Lender; and

         WHEREAS, as security for the obligations of Individual Guarantor to Lender under the Individual Guaranty, Individual Guarantor has granted a first-priority security interest to Lender in all of the issued and outstanding capital stock of U.S. Holdings Guarantor (the "Individual Guarantor Collateral"); and

         WHEREAS, Argenbright Security has acquired or will acquire all of the issued and outstanding capital stock of Intersec pursuant to a Stock Purchase Agreement, dated as of June 13, 1996 (the "Intersec Purchase Agreement"), among Argenbright Security, Theodore Manousakis and John English (Theodore Manousakis and John English, collectively, "Sellers"); and

         WHEREAS, to finance in part the acquisition of Intersec, U.S. Holdings Guarantor will incur subordinated indebtedness to Sirrom Capital Corporation ("Sirrom") in the aggregate principal amount not to exceed $3,500,000 pursuant to a Loan Agreement between Sirrom and U.S. Holdings Guarantor (the "Sirrom Loan Agreement"); and

         WHEREAS, as security for the obligations of U.S. Holdings Guarantor to Sirrom, U.S. Borrowers, U.S. Holdings Guarantor and Individual Guarantor will grant a second-priority security interest to Sirrom in certain of the U.S. Collateral and the Individual Guarantor Collateral; and

         WHEREAS, to finance in part the acquisition of Intersec, Argenbright Security will execute and deliver to Sellers certain Promissory Notes (the "Sellers Notes") identified on Schedule 1 to Exhibit N of the Intersec Purchase Agreement, in the aggregate principal amount of $1,155,000; and

         WHEREAS, as security for the obligations of Individual Guarantor and Argenbright Security to Sellers, Individual Guarantor will grant a third-priority security interest to Sellers in the Individual Guarantor Collateral pursuant to a Stock Pledge Agreement among Individual Guarantor and Sellers; and

         WHEREAS, Obligated Borrowers and Corporate Guarantors have requested the consent of Lender to the execution of the Sirrom Loan Agreement, the borrowings thereunder and the second-priority security interest in favor of Sirrom, and to the execution of the Sellers Notes and the third-priority security interest in favor of Sellers; and





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

         WHEREAS, the parties wish to amend the Loan Agreement to add Intersec as an Obligated Borrower thereunder on the terms set forth in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

SECTION 1.       DEFINITIONS.

         Capitalized terms used herein and not otherwise defined herein are to have the meanings assigned to such terms in the Loan Agreement.

SECTION 2.       AMENDMENTS.

         Effective on the Amendment Effective Date, the Loan Agreement is amended in accordance with this Amendment. Except as specifically amended by this Amendment, all of the original terms and provisions of the Loan Agreement shall continue in full force and effect.

         Section 2.1 Effective on the Amendment Effective Date, all references to the Loan Agreement in that document or in any other Loan Document shall mean the Loan Agreement, as heretofore amended and as amended hereby. Except as expressly provided herein, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Loan Agreement, and, except as specifically provided in this Amendment, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         Section 2.2 Effective on the Amendment Effective Date, Intersec shall become a party to and bound by the Loan Agreement as an Obligated Borrower. All references in the Loan Agreement and in the other Loan Documents to "U.S. Borrowers" shall be deemed to include Argenbright Security, Argenbright Transportation, and Intersec, and all references in the Loan Agreement and in the other Loan Documents to "Obligated Borrowers" shall be deemed to include each of ADI U.K., ADI Germany, Argenbright Security, Argenbright Transportation and Intersec.

         Section 2.3 The Loan Agreement is hereby amended to add the following definitions to Section 1.1 thereof:

                          "Intercreditor Agreement - that certain Intercreditor
                 Agreement, dated as of July 8, 1996, among Lender, Sirrom and Sellers."

                          "Intersec - Intersec, Inc., a District of Columbia
                 corporation."

                          "Intersec Purchase Agreement - that certain Stock
                 Purchase Agreement, among Argenbright Security and Sellers."

                          "Put Note - the promissory note to be issued by U.S.
                 Holdings Guarantor to Sirrom pursuant to Section 9(b) of the Sirrom Warrant upon the exercise of certain rights granted to Sirrom under Section 9 of the Sirrom Warrant."

                          "Sellers - Theodore Manousakis and John A. English."

                          "Sellers Notes - the promissory notes of Argenbright
                 Security to Sellers in the aggregate principal amount of $1,155,000, made pursuant to the Intersec Purchase Agreement."

                          "Sirrom - Sirrom Capital Corporation, a Tennessee
                 corporation."

                          "Sirrom Indebtedness - the indebtedness of U.S.
                 Holdings Guarantor to Sirrom under the Sirrom Loan Agreement."

                          "Sirrom Loan Agreement - that certain Loan Agreement,
                 dated as of July 9, 1996, between U.S. Holdings Guarantor and Sirrom."

                          "Sirrom Warrant - that certain Stock Purchase Warrant
                 dated July 9, 1996, by U.S. Holdings Guarantor in favor of Sirrom."

        Section 2.4      The Loan Agreement is hereby amended to
delete in its entirety the definition of "Adjusted Tangible Net Worth" contained in Section 1.1 thereof and to substitute therefor the following definition, reading as follows:

                         "Adjusted Tangible Net Worth - at any date, a sum
                 equal to: (i) the amount of the Adjusted Tangible Assets of such Person plus the amount described in Item 13 of the Financial and Contingency Schedule, less (ii) the amount of such Person's liabilities (other than capital stock and surplus) as shown on a balance sheet at such date, and including as liabilities all reserves shown on the balance sheet for contingencies and other potential liabilities, plus
                 (iii) the amount of such Person's liabilities that represent Subordinated Debt on such date, including, without limitation, but with respect only to U.S. Holdings Guarantor, the aggregate outstanding principal amount of the Sirrom Indebtedness at such date."

        Section 2.5 The Loan Agreement is hereby amended to delete in its entirety the final sentence of the definition of the definition of "Eligible U.S. Account" contained in Section 1.1 thereof and to substitute therefor the following sentence, reading as follows:

                 "Notwithstanding anything herein to the contrary, without limiting the discretion of Lender to apply its sole credit judgment in determining Eligible U.S. Accounts, Accounts of Intersec shall not be considered Eligible U.S. Accounts (i) if they have been billed prior to the effective time of the closing of the purchase of Intersec pursuant to the Intersec Purchase Agreement, (ii) if they are Accounts for services rendered prior to the effective time of such closing but not yet billed or (iii) if Lender in its sole and absolute discretion shall have determined that such Accounts are not billed pursuant to practices and terms that are in accordance with the then-current practices, as approved by Lender, of Argenbright Security."

        Section 2.6 The Loan Agreement is hereby amended to add as a new second sentence of Section 1.2 thereof, regarding Accounting Terms, the following sentence, reading as follows:

                 "Notwithstanding the foregoing, no accounting term, definition, or financial covenant contained in this Agreement shall incorporate or reflect non-cash accruals, charges or other items associated with the required by GAAP to be recorded with respect to the financial statements of such Person."

         Section 2.7 The Loan Agreement is hereby amended to add as a new subsection (W) of Section 5.1 thereof the following subsection (W), reading as follows:

                          "(W)    U.S. Holdings Guarantor owns no assets,
                 including without limitation, Accounts, rights under contracts and operating assets, other than (i) capital stock of its Subsidiaries and (ii) assets used in the administration or management of the business of U.S. Holdings Guarantor or its affiliates."


         Section 2.8 The Loan Agreement is hereby amended to delete in its entirety subsection (C) of Section 6.2 thereof and to substitute therefor the following subsection (C), reading as follows:

                          "(C)    Except as set forth on the Financial and
                 Contingency Schedule, create, incur, assume, or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Indebtedness, except Permitted Indebtedness, or guarantee, assume, endorse or otherwise, in any way, become directly or contingently liable, or permit any Subsidiary to guarantee, assume, endorse or otherwise, in any way, become directly or contingently liable, with respect to the Indebtedness of any Person except by endorsement of instruments or items of payment for deposit or collection; provided, however, but subject in all respects to the terms and limitations contained in the Intercreditor Agreement, U.S. Holdings Guarantor may issue the Put Note if and when required by Section 9 of the Sirrom Warrant and permitted under the Intercreditor Agreement."

         Section 2.9 The Loan Agreement is hereby amended to delete in its entirety subsection (D) of Section 6.2 thereof and to substitute therefor the following subsection (D), reading as follows:

                          "(D)    Enter into, or be a party to, or permit any
                 Subsidiary to enter into or be a party to, any transaction with any affiliate or stockholder, except (i) transactions with Affiliates or stockholders entered into in the ordinary course of and pursuant to the reasonable requirements of each Obligated Borrower, Corporate Guarantor or such Subsidiary's business and upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable to such Obligated Borrower or Corporate Guarantor than would obtain in a comparable arm's length transaction with a Person not an Affiliate or stockholder of such Obligated Borrower, Corporate Guarantor or Subsidiary, (ii) loans and advances to Individual Guarantor in an aggregate principal amount outstanding at any time not to exceed four hundred fifty thousand dollars ($450,000), and (iii) the promissory note of U.S. Holdings Guarantor to Individual Guarantor in the maximum principal amount of six hundred fifty thousand dollars ($650,000), which note from time to time pursuant to the agreement of Individual Guarantor or any of its Affiliates and U.S. Guarantor may be subject to offset with respect to the payment obligations of Individual Guarantor to repay U.S. Holdings Guarantor or any of its Consolidated Subsidiaries for advances and loans to Individual Guarantor pursuant to clause (ii) above."

  Section 2.10 The Loan Agreement is hereby amended to add as a new subsection (W) of Section 6.2 thereof the following subsection (W), reading as follows:

                "(W)    Permit or cause U.S. Holdings Guarantor to acquire, and
         U.S. Holdings Guarantor is not to acquire, any assets, including without limitation, any Accounts, rights under contracts or operating assets, other than the (i) capital stock of its Subsidiaries and (ii) assets used in the administration or management of the business of U.S. Holdings Guarantor or its affiliates."


  Section 2.11 The Loan Agreement is hereby amended to delete in its entirety subsection (A) of Section 6.3 thereof and to substitute therefor the following subsection (A), reading as follows:

                "(A)    U.S. Holdings Guarantor (on a consolidated basis) to
         maintain at all times during the fiscal year ending December 31, 1996 of not less than $2,850,000 and, during each fiscal year thereafter, of not less than the sum of (i) $2,850,000 plus (ii) the greater of (a)

         $1,000,000 or (b) seventy-five percent (75%) of the preceding fiscal year's net income after tax (computed in accordance with GAAP) plus
         (iii) the aggregate of the amounts added pursuant to clause (ii) above for all previous fiscal years occurring after the fiscal year ending December 31, 1996."

        Section 2.12 The Loan Agreement is hereby amended to add as a new subsection (O) of Section 8.1 thereof, regarding Events of Default, the following subsection (O), reading as follows:

                          "(O)    An "Event of Default" (as defined in the
                 Sellers Notes) occurs under the Sellers Notes or an "Event of Default" (as defined in the Sirrom Loan Agreement) occurs under the Sirrom Loan Agreement, whether or not the occurrence of such event results in the acceleration of the indebtedness of any U.S. Borrower or U.S. Holdings Guarantor thereunder."

         Section 2.13 The Loan Agreement is hereby amended to include the amendments to the Schedules thereto set forth in the Amendment to Schedules attached hereto.

SECTION 3.       GRANT OF SECURITY INTEREST.

         To secure the prompt payment and performance to Lender of the U.S. Obligations, Intersec hereby grants to Lender a continuing security interest in, security title to and Lien upon all the U.S. Collateral. Each of Argenbright Security, Argenbright Transportation and U.S. Holdings Guarantor hereby confirms its continuing grant to Lender under the Loan Agreement of security interests in the U.S. Collateral as security for the U.S. Obligations.

SECTION 4.       CONSENT.

         Effective as of the Amendment Effective Date, and only after the strict satisfaction of the conditions set forth in Section 6, Lender hereby consents to (i) the acquisition by Argenbright Security of all of the issued and outstanding stock of Intersec pursuant to and on the terms set forth in the Intersec Purchase Agreement, (ii) the execution and delivery of the Sellers Notes and the grant to Sellers of a third-priority security interest in the Individual Guarantor Collateral pursuant to the Intersec Purchase Documents (as defined in Section
6.4 below), and (iii) the indebtedness of U.S. Holdings Guarantor to Sirrom, the grant to Sirrom of a second-priority security interest in the Individual Guarantor Collateral and certain of the U.S. Collateral, and the issuance by U.S. Holdings Guarantor of the Sirrom Warrant and capital stock upon exercise of the Sirrom Warrant, in each case pursuant to and on the terms set forth in the Sirrom Documents (as defined in Section 6.4 below).

SECTION 5.       REPRESENTATIONS AND WARRANTIES.

         Intersec, each Obligated Borrower, and each Corporate Guarantor hereby jointly and severally represent and warrant to Lender as follows:

         5.1 Due Formation, etc. Intersec is a corporation duly organized, validly existed and in good standing under the laws of the District of Columbia and has the power and authority to incur the U.S. Obligations.

         5.2 Authorization of Amendment, Etc. Intersec, each Obligated Borrower and each Corporate Guarantor has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform this Amendment in accordance with its terms. This Amendment has been duly executed and delivered by Intersec, each Obligated Borrower and each Corporate Guarantor and is a legal, valid and binding obligation of Intersec, each Obligated Borrower and each Corporate Guarantor, enforceable against Intersec, each Obligated Borrower and each Corporate Guarantor in accordance with its terms.

         5.3 Compliance of Amendment with Laws, Etc. The execution, delivery and performance of this Amendment in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

                 5.3.1 require any governmental approval or violate any applicable law relating to Intersec, any Obligated Borrower or any Corporate Guarantor,

                 5.3.2    conflict with, result in a breach of or
                          constitute a default under the articles or certificate of incorporation or bylaws of Intersec, any Obligated Borrower or any Corporate Guarantor, any material provisions of any indenture, agreement or other instrument to which Intersec, any Obligated Borrower or any Corporate Guarantor is a party or by which Intersec, any Obligated Borrower or any Corporate Guarantor or any of its properties may be bound or any governmental approval relating to Intersec, any Obligated Borrower or any Corporate Guarantor, or

                 5.3.3 subject to Section 4 hereof, result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Obligated Borrower or any Corporate Guarantor other than in favor of Lender.

         Section 5.4      Solvency.  Intersec is Solvent.

         Section 5.5      Representations in the Loan Agreement.   Each
Obligated Borrower and each Corporate Guarantor hereby jointly and severally represent and warrant to Lender that after giving effect to Argenbright Security's acquisition of Intersec (i) no Default or Event of Default is in existence and (ii) all of the representations and warranties of Obligated Borrowers and Corporate Guarantors contained in this Amendment, the Loan Agreement and the other Loan Documents are true in all material respects; provided that, from and after the Amendment Effective Date, all representations and warranties made or deemed made by an Obligated Borrower or Corporate Guarantor shall be deemed supplemented to include the transactions consummated pursuant to the Sirrom Documents and the Intersec Purchase Agreement, including without limitation the transactions referred to in Section 4 hereof.

SECTION 6.        CONDITIONS TO EFFECTIVENESS.

         The amendments to the Loan Agreement set forth in Section 2 of this Amendment are to become effective only as of the first date (the "Amendment Effective Date") on which this Amendment has been executed by Intersec, Corporate Guarantors and Obligated Borrowers and all of the conditions to effectiveness of this Amendment set forth in Sections 6.1 to 6.5 of this Amendment have been satisfied.

         Section 6.1 Execution. Lender shall have received (i) two original counterparts of this Amendment, duly executed by Corporate Guarantors, Obligated Borrowers and Intersec, and (ii) two original consents to this Amendment, duly executed by Frank A. Argenbright, Jr.

         Section 6.2 Sirrom Transaction. The Sirrom Loan Agreement, and the borrowings thereunder, shall have been consummated on terms and pursuant to documentation satisfactory to Lender in its discretion.

         Section 6.3 Term Loan. U.S. Borrowers shall prepay the Term Loan to Lender in the amount of five hundred thousand dollars ($500,000), which amount shall be in addition to the Scheduled Installments of the Term Loan which U.S. Borrowers are obligated to repay pursuant to Section 3.3 of the Loan Agreement. Such prepayment, which is a voluntary prepayment made pursuant to Section 3.3, shall be applied towards satisfaction of the Scheduled Installments at the Termination Date and the other dates for payments that are closest to the Termination Date, being applied first to the Termination Date and then to the latest payments due under the Term Loan in reverse order of maturity. Notwithstanding anything to the contrary set forth in the Loan Agreement, with respect to the $500,000 prepayment of the Term Loan pursuant to this Section 6.3, U.S. Borrowers shall not be obligated to pay the costs and charges that otherwise would be due under the Loan Agreement in connection with voluntary prepayment of the Term Loan, including costs and charges imposed under Section 4.1(I) of the Loan Agreement relating to LIBOR Rate Loans.

         Section 6.4 Closing Documents. Lender shall have received each of the following, in number, form, scope and substance satisfactory to Lender and its counsel:

         6.4.1 An intercreditor agreement in form and substance satisfactory to Lender with respect to (i) the subordination of the Sellers Notes and the indebtedness of U.S. Holdings Guarantor under the Sirrom Loan Agreement to the Obligations of Obligated Borrowers and Corporate Guarantors to Lender, and (ii) the relative priorities of the security interests of Lender, Sirrom and Sellers in the U.S. Collateral and the Individual Guarantor Collateral;

         6.4.2 A stock pledge agreement duly executed by Argenbright Security, pursuant to which Argenbright Security pledges to Lender all of the capital stock of Intersec, together with the original stock certificates for such stock and related stock transfer powers and proxy;

         6.4.3 A collateral assignment in favor of Lender of all of Argenbright Security's right, title and interest in, and rights to indemnification under, the Intersec Purchase Agreement;

         6.4.4 Financing statements under the Code, duly executed by Intersec, and in appropriate form for filing in all jurisdictions necessary to perfect Lender's security interest in the U.S. Collateral granted pursuant to Section 3 above (to the extent that such security interest may be perfected by filing);

         6.4.5 An original promissory note, duly executed by Intersec in favor of Lender evidencing Intersec's obligations under the Loan Agreement, as amended hereby;

         6.4.6 An opinion of counsel to Obligated Borrowers, Corporate Guarantors and Intersec, in form and substance satisfactory to Lender and its counsel, as to such matters as Lender shall reasonably request;

         6.4.7 A secretarial and incumbency certificate of Intersec, with copies of the corresponding corporate resolutions attached thereto;

         6.4.8   The officer's certificate described in Section 6.5 below;

         6.4.9 Good standing certificates of Intersec from its jurisdiction of incorporation and each jurisdiction in which it is qualified to transact business as a foreign corporation;

         6.4.10 Certified copies of the Intersec Purchase Agreement and each of the other agreements, documents, instruments and certificates executed or delivered in connection therewith (collectively, the "Intersec Purchase Documents");

         6.4.11 Certified copies of the Sirrom Loan Agreement and each of the other agreements, documents, instruments and certificates executed or delivered in connection therewith (collectively, the "Sirrom Documents");

         6.4.12 A certificate to the effect that as of the Amendment Effective Date and after giving effect to the transactions contemplated hereby, Intersec, each Obligated Borrower and each Corporate Guarantor is Solvent, together with such supporting evidence as Lender shall reasonably request;

         6.4.13 Evidence of the termination and release of all Liens on the assets of Intersec other than Permitted Liens;

         6.4.14 Such other documents, instruments, agreements and certificates as Lender shall reasonably request.

         Section 6.5      Compliance with Warranty; No Default, etc.

         6.5.1 As of the Amendment Effective Date, after giving effect to Argenbright Security's acquisition of Intersec and borrowings by U.S. Holdings Guarantor under the Sirrom Documents, the representations and warranties set forth in Section 5 of the Loan Agreement, and the representations and warranties set forth in each of the other Loan Documents, are to be true and correct in all material respects.

         6.5.2 As of the Amendment Effective Date, after giving effect to Argenbright Security's acquisition of Intersec and borrowings by U.S. Holdings Guarantor under the Sirrom Loan Agreement, no Default or Event of Default shall have occurred and be continuing.

         6.5.3 Lender shall have received from an authorized officer of each Obligated Borrower and Corporate Guarantor a certificate, dated the Amendment Effective Date, certifying the matters set forth in subsections 1 and 2 of this Section 6.5.

SECTION 7        MISCELLANEOUS

         Section 7.1 Document Pursuant to Loan Agreement. This Amendment is a Loan Document executed pursuant to the Loan Agreement and, unless otherwise expressly indicated herein, is to be construed, administered and applied in accordance with all of the terms and provisions of the Loan Agreement. Except as otherwise expressly provided for herein, all representations, warranties, terms, covenants and conditions of the Loan Agreement are to remain unamended and unwaived.

         Section 7.2 Fees. As additional consideration for the Amendment, Obligated Borrowers are to pay Lender, in addition to interest and other amounts due Lender under the Loan Agreement, an amendment fee of thirty-seven thousand five hundred dollars ($37,500), payable in full in advance on the Amendment Effective Date. The amendment fee is to be fully earned by Lender at the time of payment thereof and is not to be subject to rebate upon repayment of the Obligations or the termination of the Loan Agreement.

         Section 7.3 Expenses. Obligated Borrowers are to pay to Lender its attorneys fees and expenses incurred in connection with the preparation of this Amendment and the other documents, instruments and agreements executed or delivered in connection herewith and the consummation of the transactions contemplated hereby promptly upon receipt of billing therefor.

         Section 7.4 Counterparts. This Amendment may be executed by each party to this Amendment upon a separate copy, and in such case one counterpart of this Amendment shall consist of enough of such copies to reflect the signature of all of the parties to this Amendment. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment or its terms to produce or account for more than one of such counterparts.

         Section 7.5 Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Georgia.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunder duly authorized as of the day and year first written above.


                                           ARGENBRIGHT SECURITY, INC.
                                           ("OBLIGATED BORROWER")


                                           By: /s/
                                              ----------------------------------

                                           Title:
                                                 -------------------------------


                                           ARGENBRIGHT, INC.
                                           ("OBLIGATED BORROWER")


                                           By: /s/
                                              ----------------------------------

                                           Title:
                                                 -------------------------------


                                           ADI U.K. LIMITED
                                           ("OBLIGATED BORROWER")


                                           By: /s/
                                              ----------------------------------

                                           Title:
                                                 -------------------------------

                                           AVIATION DEFENCE
                                            INTERNATIONAL GERMANY LIMITED
                                           ("OBLIGATED BORROWER")


                                           By: /s/
                                              ----------------------------------

                                           Title:
                                                 -------------------------------



                                           INTERSEC, INC.
                                           ("INTERSEC")


                                           By: /s/
                                              ----------------------------------

                                           Title:
                                                 -------------------------------

                                           ARGENBRIGHT HOLDINGS LIMITED
                                           ("U.S. HOLDINGS GUARANTOR")


                                           By: /s/
                                              ----------------------------------

                                           Title:
                                                 -------------------------------


                                           THE ADI GROUP LIMITED
                                           ("EUROPEAN GUARANTOR")


                                           By: /s/
                                              ----------------------------------

                                           Title:
                                                 -------------------------------

                                           FIRST UNION COMMERCIAL
                                           CORPORATION
                                           ("LENDER")


                                           By: /s/
                                              ----------------------------------

                                           Title:
                                                 -------------------------------

                           CONSENT AND CONFIRMATION


                 The undersigned, a guarantor of the Obligations of Obligated Borrowers to Lender, hereby consents to the terms and conditions of the THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT by and among the Corporate Guarantors and Obligated Borrowers party thereto and FIRST UNION COMMERCIAL CORPORATION, and the undersigned hereby confirms and agrees that the Guaranty by the undersigned in favor of Lender continues to be in full force and effect and is hereby ratified and confirmed.

                                        /s/ FRANK A. ARGENBRIGHT, JR.
                                        -----------------------------
                                        FRANK A. ARGENBRIGHT, JR.